United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2013

(Exact name of registrant as specified in its charter)

VA	000-22283	54-1829288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA	22911
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 964-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01	Other Events.

On November 20, 2013, Union First Market Bankshares Corporation, a Virginia corporation (“Union”), and StellarOne Corporation, a Virginia corporation (“StellarOne”), entered into a memorandum of understanding (the “Memorandum”) with plaintiffs regarding the settlement of certain litigation in response to the announcement of the Agreement and Plan of Reorganization, dated as of June 9, 2013, between Union and StellarOne (the “Merger Agreement”). Pursuant to the Merger Agreement, StellarOne will merge with and into Union, with Union the surviving entity in the merger.

As described in the joint proxy statement/prospectus of Union and StellarOne dated October 22, 2013 (the “Proxy Statement”), on June 14, 2013, Jaclyn Crescente, individually and purportedly on behalf of all other StellarOne shareholders, filed a class action complaint against StellarOne, its current directors, StellarOne Bank (the “StellarOne Defendants”) and Union, in the U.S. District Court for the Western District of Virginia, Charlottesville Division (the “Court”) (Case No. 3:13-cv-00021-NKM). The complaint alleges that the StellarOne directors breached their fiduciary duties by approving the merger with Union, and that Union aided and abetted in such breaches of duty. The complaint seeks, among other things, an order enjoining the defendants from proceeding with or consummating the merger, as well as other equitable relief and/or money damages in the event that the transaction is completed. On July 26, 2013, the StellarOne Defendants and Union filed separate motions to dismiss the complaint. On August 26, 2013, the complaint was amended to include allegations that the defendants violated federal securities laws by omitting material information from the Proxy Statement.

Under the terms of the Memorandum, Union, the StellarOne Defendants and the plaintiffs have agreed to settle the lawsuit and release the defendants from all claims made by the plaintiffs relating to the merger, subject to approval by the Court. If the Court approves the settlement contemplated by the Memorandum, the lawsuit will be dismissed with prejudice. Pursuant to the terms of the Memorandum, Union and StellarOne have agreed to make additional information available to their respective shareholders. The additional information is contained below in this Current Report on Form 8-K (the “Current Report”) and should be read in conjunction with the Proxy Statement, which should be read in its entirety. The parties to the Memorandum have agreed that final resolution by the Court of any fee petition will not be a precondition to the dismissal of the lawsuit. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement, even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the Memorandum may be terminated.

The settlement will not affect the consideration to be paid by Union to StellarOne shareholders in connection with the merger or the timing of the respective special meetings of Union shareholders and StellarOne shareholders.

Union and the StellarOne Defendants deny each of the allegations in the lawsuit and believe the prior disclosures in the Proxy Statement are accurate and complete in all materials respects and that no further disclosure is required under applicable law. However, to avoid the risk that the lawsuits may delay or otherwise adversely affect the consummation of the merger and to minimize the expense and burden of defending such actions, Union and StellarOne have agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the proposed merger, all of which are set forth below. Nothing in this Current Report or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or therein.

SUPPLEMENT TO THE PROXY STATEMENT

The following information supplements the Proxy Statement and should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the Proxy Statement, and terms used in this Current Report have the meanings set forth in the Proxy Statement, unless otherwise defined herein.

The following disclosure is inserted prior to the final sentence of the sixth paragraph on page 53.

Dr. Smoot and Mr. Barham reviewed with the board of directors the consideration being offered by Union and the potential for representation on the combined company’s board of directors, including that the chairman of the board position had been offered to Dr. Smoot.

The following disclosure is inserted prior to the penultimate sentence of the second full paragraph on page 54.

With the assistance of Raymond James, the Transaction Review Committee identified a group of other financial institutions based on criteria which included asset size and geographic proximity potentially compatible with a strategic transaction. The Transaction Review Committee then discussed with Raymond James the likelihood that another potential acquirer would provide the same overall strategic benefits and offer a premium that was equal to, or greater than, the Union proposal and concluded, based on publicly available information, which included current or recently completed competing transactions, regulatory restrictions, and lack of interest that it was unlikely that such a potential acquirer would be found.

The following disclosure is inserted prior to the final sentence of the second full paragraph on page 54.

The board of directors authorized Dr. Smoot to appoint additional directors to serve on the Transaction Review Committee. Dr. Smoot invited all directors to advise him of their interest in serving on the Transaction Review Committee.

The following disclosure is inserted prior to the third sentence of the first full paragraph on page 55.

The board of directors ratified Dr. Smoot’s appointment of Mr. Barham, Mr. Combs, Mr. Fisher and Mr. Wampler to serve as additional members of the Transaction Review Committee.

The following disclosure is inserted prior to the fourth sentence of the fifth paragraph on page 57.

In connection with the discussion on termination rights, Raymond James advised the board of directors that termination fees generally were between 3% and 5% of equity value for comparably sized precedent transactions, and that the $21.8 million termination fee tentatively agreed to by Union and StellarOne was within that range. Dr. Smoot then asked Raymond James to review its financial analyses and to discuss certain financial terms of the transaction. Prior to this discussion, Raymond James disclosed to the board of directors that an affiliate of Raymond James had a retail brokerage business relationship with Union.

The following disclosure is inserted prior to the first paragraph on page 68.

The following publicly available financial data was used by KBW in its analysis of the financial performance and financial condition of the selected companies:

		LTM Profitability					Capital and Balance Sheet			Asset Quality
Institution	Assets ($mm)	Core ROA (1) (%)	Core ROE (1) (%)	NIM (%)	Fee Inc. / Revenue Ratio (2) (%)	Eff. Ratio (%)	TCE / TA (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	NPA / Loans + OREO (%)	NPA / Assets (%)	NCO / Avg. Loans (%)
United Bankshares, Inc.	8,314	1.07	8.95	3.76	21.0	53.1	7.76	13.82	96.8	1.15	1.96	1.54	0.30
WesBanco, Inc.	6,085	0.96	8.17	3.54	27.3	59.5	6.97	14.13	73.6	1.40	1.83	1.11	0.33
SCBT Financial Corporation	5,142	0.91	9.16	4.80	17.7	66.9	7.76	14.47	85.3	2.00	2.86	1.91	0.54
TowneBank	4,375	0.93	7.14	3.86	37.0	65.8	7.22	13.78	94.5	1.24	3.10	2.35	0.42
Sandy Spring Bancorp, Inc.	3,932	1.03	8.38	3.59	27.9	59.9	10.44	15.48	87.9	1.58	2.09	1.39	0.28
City Holding Company	3,429	1.43	12.77	4.00	34.8	53.4	8.61	12.74	86.6	0.79	2.11	1.55	0.13
Eagle Bancorp, Inc.	3,325	1.25	12.13	4.37	14.9	49.5	9.07	12.50	90.6	1.45	1.94	1.57	0.31
First Bancorp	3,281	(0.45)	(4.20)	4.80	18.3	56.8	6.76	16.82	83.9	2.07	3.87	2.54	0.50
BNC Bancorp	2,929	0.26	2.87	3.88	17.7	66.5	7.64	14.08	81.0	1.84	3.70	2.37	0.79
Cardinal Financial Corporation	2,818	1.62	15.17	3.53	39.4	52.1	10.80	13.83	85.3	1.17	0.48	0.40	(0.04)
First Community Bancshares, Inc.	2,720	1.19	9.05	4.27	25.9	55.7	8.93	17.65	82.5	1.47	3.09	1.71	0.55
FNB United Corp.	2,093	(1.59)	(32.95)	3.03	22.8	99.2	3.73	12.58	60.0	2.65	10.35	5.76	(0.08)
Hampton Roads Bankshares, Inc.	2,032	(0.55)	(7.24)	3.51	33.1	82.8	8.96	13.83	88.6	2.98	8.29	6.11	1.26
Park Sterling Corporation	1,984	0.60	3.83	4.16	17.0	72.6	11.51	16.78	83.4	0.80	2.43	1.55	0.05
Yadkin Financial Corporation	1,847	(0.40)	(4.69)	3.39	20.0	70.7	7.83	13.80	83.5	1.85	3.45	2.48	0.27
NewBridge Bancorp	1,712	(1.22)	(12.06)	3.99	21.7	68.4	8.48	16.88	86.5	2.22	2.17	1.49	0.53
HomeTrust Bancshares, Inc.	1,596	0.45	2.29	3.95	16.1	75.1	23.32	22.66	100.4	2.79	8.57	6.41	0.60

(1)	Core income defined as net income after taxes, but excluding extraordinary items, non-recurring items and gains/losses on sale of securities.
(2)	Excludes gains/losses on sale of securities.

The following disclosure is inserted prior to the third paragraph on page 68.

The following publicly available financial data was used by KBW in its analysis of the market performance of the selected companies:

		Stock Price				Valuation and Growth Metrics						Dividends
Institution	Market Cap ($mm)	6/7/2013 Stock Price ($)	1-year Price Change (%)	1-year Total Return (%)	YTD Price Change (%)	Price / Book (X)	Price / Tang. Book (X)	2013 Estimate (1)		2014 Estimate (1)		Div. Yield (%)	2014 Div. Payout (1) (%)
								EPS ($)	P/E (X)	EPS ($)	P/E (X)
United Bankshares, Inc.	1,303	25.89	5.9	9.7	6.4	1.30	2.12	1.77	14.7	1.87	13.9	4.8	66.4
WesBanco, Inc.	745	25.50	25.5	28.2	14.8	1.03	1.86	2.12	12.1	2.17	11.8	3.0	35.0
SCBT Financial Corporation	847	49.78	43.8	45.8	23.9	1.65	2.17	2.93	17.0	3.96	12.6	1.4	18.2
TowneBank	479	15.17	18.6	21.3	(2.1)	1.13	1.56	NA	NA	NA	NA	2.4	NA
Sandy Spring Bancorp, Inc.	549	21.99	28.7	31.9	13.2	1.12	1.37	1.61	13.6	1.61	13.6	2.9	39.7
City Holding Company	617	39.39	22.8	27.3	13.0	1.69	2.14	2.99	13.2	3.11	12.7	3.8	47.6
Eagle Bancorp, Inc.	585	22.75	56.1	56.1	25.3	1.92	1.94	1.67	13.6	1.74	13.1	0.0	0.0
First Bancorp	278	14.13	56.5	60.0	10.2	0.97	1.28	0.82	17.3	0.93	15.3	2.3	34.6
BNC Bancorp	286	10.79	54.6	57.4	34.7	1.13	1.29	0.70	15.4	0.97	11.2	1.9	20.7
Cardinal Financial Corporation	465	15.38	34.2	36.3	(5.6)	1.48	1.53	1.17	13.2	1.25	12.3	1.6	19.2
First Community Bancshares, Inc.	303	15.18	22.2	25.9	(4.9)	0.89	1.30	1.33	11.5	1.35	11.2	3.2	35.6
FNB United Corp.	184	8.49	(40.3)	(40.3)	(26.8)	2.06	2.37	NA	NA	NA	NA	0.0	NA
Hampton Roads Bankshares, Inc.	226	1.33	13.7	13.7	11.8	1.23	1.24	NA	NA	NA	NA	0.0	NA
Park Sterling Corporation	266	5.95	29.6	29.6	13.8	1.03	1.18	0.34	17.8	0.39	15.5	0.0	0.0
Yadkin Financial Corporation	180	12.51	58.6	58.6	41.8	1.23	1.25	0.95	13.1	1.07	11.7	0.0	0.0
NewBridge Bancorp	163	5.73	40.8	40.8	23.8	1.10	1.12	0.64	9.0	0.55	10.4	0.0	0.0
HomeTrust Bancshares, Inc.	340	16.34	NA	NA	20.9	0.91	0.91	0.50	NM	0.40	NM	0.0	0.0

(1)	Consensus earnings estimates per FactSet Research Systems, Inc., as compiled by SNL Financial, as of June 7, 2013.

The following disclosure is inserted prior to the third paragraph on page 69.

The following publicly available financial data was used by KBW in its analysis of the selected transactions:

			Transaction Values & Multiples				Market Premium				Target Financial Information
Buyer	Seller	Annc. Date	Deal Value ($M)	Price / TBV (x)	Core Deposit Prem. (%)	Price / LTM EPS (x)	Market Premium				Total Assets ($M)	TCE / TA (%)	NPAs / Assets (%)	YTD ROA (%)
							1-Day (%)	30-Day (%)	60-Day (%)	90-Day (%)
Provident New York Bancorp	Sterling Bancorp	4/4/2013	343	1.68	8.1	17.1	10.8	7.7	13.0	13.8	2,751	7.50	0.49	0.78
SCBT Financial Corporation	First Financial Holdings, Inc.	2/20/2013	299	1.32	3.4	12.0	9.5	32.5	32.2	42.9	3,216	7.07	1.54	0.89
Renasant Corporation	First M&F Corporation	2/7/2013	151	1.22	4.5	23.3	49.0	74.8	92.3	75.5	1,602	5.97	3.49	0.44
United Bankshares, Inc.	Virginia Commerce Bancorp, Inc.	1/30/2013	495	1.83	12.6	21.0	15.2	57.2	62.3	54.3	2,824	8.69	3.32	1.01
PacWest Bancorp	First California Financial Group, Inc.	11/6/2012	235	1.70	7.3	21.1	17.5	15.3	15.4	14.0	1,991	7.18	1.95	0.64
Columbia Banking System, Inc.	West Coast Bancorp	9/26/2012	509	1.45	11.0	13.8	14.5	14.7	15.7	20.2	2,408	12.74	3.05	0.99
FirstMerit Corporation	Citizens Republic Bancorp, Inc.	9/13/2012	1,291	1.30	8.4	2.6	17.1	16.7	33.9	41.6	9,670	7.73	1.16	6.92
M&T Bank Corporation	Hudson City Bancorp, Inc.	8/27/2012	3,813	0.84	(3.5)	NM	12.0	19.9	15.6	13.5	43,590	10.38	2.50	0.66
Cadence Bancorp, LLC	Encore Bancshares, Inc.	3/5/2012	251	2.40	17.6	NM	37.7	37.5	56.3	76.5	1,523	6.76	1.12	0.49
Prosperity Bancshares, Inc.	American State Financial Corporation	2/27/2012	529	2.06	13.5	12.6	NA	NA	NA	NA	3,082	8.38	0.30	1.48
Capital One Financial Corporation	ING Bank, FSB	6/16/2011	9,000	1.02	0.2	31.9	NA	NA	NA	NA	92,222	9.57	1.85	0.26
Brookline Bancorp, Inc.	Bancorp Rhode Island, Inc.	4/20/2011	234	1.93	11.8	22.9	56.8	56.3	51.0	63.6	1,604	7.31	1.13	0.62

The following disclosure supplements and restates in its entirety the fifth sentence of the second paragraph on page 73.

With respect to the Union Financial Forecasts, Raymond James was advised by Union and Raymond James assumed that the Union Financial Forecasts were reasonably prepared and reflected the best currently available estimates, judgments and assumptions of the management of Union as to the future financial performance of Union.

The following disclosure supplements and restates in its entirety the first full paragraph on page 75.

Discounted Cash Flow Analysis. Raymond James performed a discounted cash flow analysis of StellarOne and Union by calculating the estimated present value of the estimated free cash flows that StellarOne and Union were forecasted to generate through December 31, 2018. Raymond James applied a range of terminal value multiples of 10.0x to 14.0x estimated 2019 earnings for each of StellarOne and

Union. The present values of such estimated free cash flows and terminal values were then calculated using discount rates ranging from 14.0% to 16.0% and end of year discounting to June 7, 2013. In performing this analysis, Raymond James used the StellarOne Financial Forecasts and the Union Financial Forecasts, as adjusted and extended based on discussions with and the approval of StellarOne management. Such extensions assumed, with the approval of StellarOne management, for both the StellarOne Financial Forecasts and the Union Financial Forecasts, total asset growth and net income growth of 5% for the years ending December 31, 2016 through 2018 and net income growth for the year ending December 31, 2019 of 5.0% over net income for the year ending December 31, 2018. In addition, with respect to the Union Financial Forecasts, such adjustments included, with the approval of StellarOne management, an adjustment to tangible common equity for an anticipated accumulated other comprehensive income charge of $4.5 million in 2013 and $6.0 million in 2014. Raymond James reviewed the ranges of implied per share prices indicated by the discounted cash flow analysis for each of StellarOne and Union and calculated a range of implied exchange ratios by dividing the maximum implied per share price of StellarOne by the minimum implied per share price of Union common stock to calculate the maximum implied exchange ratio, and by dividing the minimum implied per share price of StellarOne by the maximum implied per share price of Union to calculate the minimum implied exchange ratio. The results of the discounted cash flow analysis are summarized in the table below:

	Implied Equity Value
	Union		StellarOne
Minimum	$16.67		$15.69
Maximum	22.65		20.52

Implied Exchange Ratio Range	0.6927x	–	1.2308x

Exchange Ratio in the Proposed Merger		0.9739x

The following disclosure is inserted following the final sentence of the final paragraph on page 75.

The selected companies were selected because they were deemed similar to StellarOne in one or more respects, including the nature of their business, size, geographic location and financial performance.

Additional Information and Where to Find It

In connection with the proposed merger, Union has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that was declared effective by the SEC on October 22, 2013. The Proxy Statement, which forms a part of the Form S-4, was mailed to Union shareholders and StellarOne shareholders on or about October 25, 2013. Each of Union and StellarOne may file other relevant documents concerning the proposed merger with the SEC.

Investors and shareholders of both companies are urged to read the registration statement on Form S-4 and the Proxy Statement and any other relevant documents to be filed with the SEC in connection with the proposed merger because they will contain important information about Union, StellarOne and the proposed transaction. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the Proxy Statement also may be obtained by directing a request by telephone or mail to Union First Market Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, Attention: Investor Relations (telephone: (804) 633-5031), or StellarOne Corporation, 590 Peter Jefferson Pkwy,

Suite 250, Charlottesville, Virginia 22911, Attention: Investor Relations (telephone: (434) 964-2217), or by accessing Union’s website at www.bankatunion.com under “Investor Relations” or StellarOne’s website at www.stellarone.com under “Investor Relations.” The information on Union’s and StellarOne’s websites is not, and shall not be deemed to be, a part of this Current Report or incorporated into other filings either company makes with the SEC.

Union and StellarOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Union and/or StellarOne in connection with the merger. Information about the directors and executive officers of Union is set forth in the proxy statement for Union’s 2013 annual meeting of shareholders filed with the SEC on March 13, 2013. Information about the directors and executive officers of StellarOne is set forth in the proxy statement for StellarOne’s 2013 annual meeting of shareholders filed with the SEC on April 9, 2013. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the Proxy Statement.

Forward-Looking Statements

Statements made in this Current Report, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this Current Report and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of Union and StellarOne intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, are inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of Union and StellarOne and the resulting company, include but are not limited to: (1) the businesses of Union and/or StellarOne may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required shareholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by Union or StellarOne with the SEC. Union and StellarOne undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StellarOne Corporation (Registrant)

/s/ Jeffrey W. Farrar
November 21, 2013 (Date)	Jeffrey W. Farrar Executive Vice President and Chief Financial Officer